10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund:
Diversified Income Builder Fund
Security:
OSHKOSH
Advisor:
EIMCO
Transaction Date:
3/1/2010
Cost:
1,000,000.00
Offering Purchase:
0.4000%
Broker :
BofA Merrill
Underwriting Syndicate Members:
Wells Fargo
Goldman Sachs

Fund:
Diversified Income Builder Fund
Security:
CNX 8 1/2
Advisor:
EIMCO
Transaction Date:
3/25/2010
Cost:
890,000.00
Offering Purchase:
0.0712%
Broker :
Bank of America
Underwriting Syndicate Members:
PNC
RBS

Fund:
High Income Fund
Security:
QWEST
Advisor:
EIMCO
Transaction Date:
1/7/2010
Cost:
755,000.00
Offering Purchase:
0.0944%
Broker :
Deutsche Bank
Underwriting Syndicate Members:
Wells Fargo
Barclays
Bofa




Fund:
High Income Fund
Security:
BROCADE
Advisor:
EIMCO
Transaction Date:
1/13/2010
Cost:
780,000.00
Offering Purchase:
0.2600%
Broker :
JP Morgan
Underwriting Syndicate Members:
Wells Fargo
Barclays
Goldman Sachs




Fund:
High Income Fund
Security:
ACCELLENT
Advisor:
EIMCO
Transaction Date:
1/20/2010
Cost:
340,000.00
Offering Purchase:
0.0850%
Broker :
Credit Suisse
Underwriting Syndicate Members:
Wells Fargo
UBS



Fund:
High Income Fund
Security:
NEWFIELD EXPLORATION
Advisor:
EIMCO
Transaction Date:
1/20/2010
Cost:
1,125,000.00
Offering Purchase:
0.0161%
Broker :
JP Morgan
Underwriting Syndicate Members:
Wells Fargo






Fund:
High Income Fund
Security:
FAGE DAIRY
Advisor:
EIMCO
Transaction Date:
1/20/2010
Cost:
1,580,000.00
Offering Purchase:
1.0533%
Broker :
Citi
Underwriting Syndicate Members:
Wells





Fund:
High Income Fund
Security:
SORENSON
Advisor:
EIMCO
Transaction Date:
1/14/2010
Cost:
630,000.00
Offering Purchase:
0.0857%
Broker :
Goldman
Underwriting Syndicate Members:
Wells
Morgan Stanley




Fund:
High Income Fund
Security:
VIRGIN
Advisor:
EIMCO
Transaction Date:
1/13/2010
Cost:
2,350,000.00
Offering Purchase:
0.4700%
Broker :
Goldman
Underwriting Syndicate Members:
Wells
JP Morgan




Fund:
High Income Fund
Security:
SCOTTS MIRACLE
Advisor:
EIMCO
Transaction Date:
1/14/2010
Cost:
845,000.00
Offering Purchase:
0.4225%
Broker :
BAS
Underwriting Syndicate Members:
Wells
JP Morgan




Fund:
High Income Fund
Security:
TEEKAY
Advisor:
EIMCO
Transaction Date:
1/15/2010
Cost:
705,000.00
Offering Purchase:
0.1567%
Broker :
Citi
Underwriting Syndicate Members:
Wells
JP Morgan


Fund:
High Income Fund
Security:
B&G FOODS
Advisor:
EIMCO
Transaction Date:
1/11/2010
Cost:
340,000.00
Offering Purchase:
0.0971%
Broker :
BAS
Underwriting Syndicate Members:
Wells
Credit Suisse




Fund:
High Income Fund
Security:
HEXION
Advisor:
EIMCO
Transaction Date:
1/14/2010
Cost:
290,000.00
Offering Purchase:
0.2900%
Broker :
BAS
Underwriting Syndicate Members:
Wells Fargo





Fund:
High Income Fund
Security:
GEO
Advisor:
EIMCO
Transaction Date:
10/7/2009
Cost:
245,000.00
Offering Purchase:
0.0980%
Broker :
Bank of America
Underwriting Syndicate Members:
Barclays
Wells Fargo





Fund:
High Income Fund
Security:
HOV
Advisor:
EIMCO
Transaction Date:
10/5/2009
Cost:
1,230,000.00
Offering Purchase:
0.1567%
Broker :
Credit Suisse
Underwriting Syndicate Members:
Wells Fargo





Fund:
High Income Fund
Security:
VIASAT
Advisor:
EIMCO
Transaction Date:
10/20/2009
Cost:
245,000.00
Offering Purchase:
0.0891%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Wells Fargo
Bank of America
JP Morgan





Fund:
High Income Fund
Security:
RITE AID CORP
Advisor:
EIMCO
Transaction Date:
10/19/2009
Cost:
960000
Offering Purchase:
0.3556%
Broker :
Salomon Smith
Underwriting Syndicate Members:
Wells Fargo





Fund:
High Income Fund
Security:
PIONEER NATURAL
Advisor:
EIMCO
Transaction Date:
11/9/2009
Cost:
1,305,000.00
Offering Purchase:
0.2900%
Broker :
Deutsche
Underwriting Syndicate Members:
Wells Fargo






Fund:
High Income Fund
Security:
VIASYSTEMS
Advisor:
EIMCO
Transaction Date:
11/10/2009
Cost:
990,000.00
Offering Purchase:
0.4500%
Broker :
Goldman
Underwriting Syndicate Members:
Wells Fargo







Fund:
High Income Fund
Security:
JDAS
Advisor:
EIMCO
Transaction Date:
12/7/2009
Cost:
490,000.00
Offering Purchase:
0.1782%
Broker :
Goldman
Underwriting Syndicate Members:
Wells Fargo
JP Morgan





Fund:
High Income Fund
Security:
KOP
Advisor:
EIMCO
Transaction Date:
11/20/2009
Cost:
970,000.00
Offering Purchase:
0.3233%
Broker :
Goldman
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch


Fund:
High Income Fund
Security:
CASCADES
Advisor:
EIMCO
Transaction Date:
11/18/2009
Cost:
1,410,000.00
Offering Purchase:
0.2820%
Broker :
Bofa Merrill Lynch
Underwriting Syndicate Members:
Wells Fargo





Fund:
High Income Fund
Security:
HCA INC 7.875
Advisor:
EIMCO
Transaction Date:
7/29/2009
Cost:
2,180,000.00
Offering Purchase:
0.1744%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
JP Morgan Securities
Goldman Sachs
Wells Fargo
Bank of America

Fund:
High Income Fund
Security:
Atlas Energy 12.125
Advisor:
EIMCO
Transaction Date:
7/13/2009
Cost:
650,000.00
Offering Purchase:
0.3250%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
JP Morgan Securities
RBC
Wells Fargo
Bank of America

Fund:
High Income Fund
Security:
Commercial Barge Lines
Advisor:
EIMCO
Transaction Date:
7/1/2009
Cost:
1,075,000.00
Offering Purchase:
0.5375%
Broker :
Bank of America
Underwriting Syndicate Members:
Wachovia
UBS







Fund:
High Income Fund
Security:
Toys R US 10.75
Advisor:
EIMCO
Transaction Date:
7/1/2009
Cost:
1,790,000.00
Offering Purchase:
0.1884%
Broker :
Bank of America
Underwriting Syndicate Members:
Deutsche Bank Securities
Goldman Sachs
Wachovia








Fund:
High Income Fund
Security:
Freedom Group 10.25
Advisor:
EIMCO
Transaction Date:
7/15/2009
Cost:
495,000.00
Offering Purchase:
0.2475%
Broker :
Bank of America
Underwriting Syndicate Members:
Deutsche Bank Securities
Wells Fargo




Fund:
High Income Fund
Security:
Sprint Nextel
Advisor:
EIMCO
Transaction Date:
8/11/2009
Cost:
2,045,000.00
Offering Purchase:
0.0682%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Wells Fargo
Citi




Fund:
High Income Fund
Security:
International Paper
Advisor:
EIMCO
Transaction Date:
8/3/2009
Cost:
545,000.00
Offering Purchase:
0.5450%
Broker :
Bank of America
Underwriting Syndicate Members:
Wells Fargo
JP Morgan Securities
UBS


Fund:
High Income Fund
Security:
Apria Healthcare
Advisor:
EIMCO
Transaction Date:
8/10/2009
Cost:
1,365,000.00
Offering Purchase:
0.0430%
Broker :
Bank of America
Underwriting Syndicate Members:
Wells Fargo
Barclays Capital




Fund:
High Income Fund
Security:
Peninsula Gaming 8.375
Advisor:
EIMCO
Transaction Date:
7/28/2009
Cost:
250,000.00
Offering Purchase:
0.1042%
Broker :
Jefferies
Underwriting Syndicate Members:
Wells Fargo
Barclays Capital




Fund:
High Income Fund
Security:
Peninsula Gaming 8.75
Advisor:
EIMCO
Transaction Date:
8/11/2009
Cost:
2,570,000.00
Offering Purchase:
1.0280%
Broker :
Deutsche Bank Securities
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch





Fund:
High Income Fund
Security:
Peninsula Gaming 10.75
Advisor:
EIMCO
Transaction Date:
7/28/2009
Cost:
515,000.00
Offering Purchase:
0.1689%
Broker :
Jefferies
Underwriting Syndicate Members:
Wells Fargo
Credit Suisse





Fund:
High Income Fund
Security:
Ferrellgas
Advisor:
EIMCO
Transaction Date:
9/9/2009
Cost:
720,000.00
Offering Purchase:
0.2880%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch






Fund:
High Income Fund
Security:
Plains Exploration
Advisor:
EIMCO
Transaction Date:
9/8/2009
Cost:
1,215,000.00
Offering Purchase:
0.3038%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Bofa Merrill Lynch
Barclays Capital






Fund:
High Income Fund
Security:
Concho
Advisor:
EIMCO
Transaction Date:
9/15/2009
Cost:
240,000.00
Offering Purchase:
0.0800%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch






Fund:
High Income Fund
Security:
Dole Foods
Advisor:
EIMCO
Transaction Date:
9/15/2009
Cost:
725,000.00
Offering Purchase:
0.2302%
Broker :
Deutsche Bank Securities
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch



Fund:
High Income Fund
Security:
MGM Mirage
Advisor:
EIMCO
Transaction Date:
9/17/2009
Cost:
1,045,000.00
Offering Purchase:
0.2200%
Broker :
Citi
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch




Fund:
High Income Fund
Security:
Continental Resources
Advisor:
EIMCO
Transaction Date:
9/18/2009
Cost:
260,000.00
Offering Purchase:
0.0867%
Broker :
Bank of America
Underwriting Syndicate Members:
Wells Fargo
RBS




Fund:
High Income Fund
Security:
Qwest Communications Intl
Advisor:
EIMCO
Transaction Date:
9/14/2009
Cost:
595,000.00
Offering Purchase:
0.1082%
Broker :
Citi
Underwriting Syndicate Members:
Wells Fargo
Barclays Capital






Fund:
High Income Fund
Security:
Nebraska Book Company
Advisor:
EIMCO
Transaction Date:
9/23/2009
Cost:
245,000.00
Offering Purchase:
0.1225%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:




Fund:
High Income Fund
Security:
Winstream Corp
Advisor:
EIMCO
Transaction Date:
9/29/2009
Cost:
730,000.00
Offering Purchase:
0.1825%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch





Fund:
High Income Fund
Security:
Cincinnati Bell
Advisor:
EIMCO
Transaction Date:
9/30/2009
Cost:
2,300,000.00
Offering Purchase:
0.4600%
Broker :
Morgan Stanley
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill Lynch

Fund:
High Income Fund
Security:
AMSTED INDS
Advisor:
EIMCO
Transaction Date:
3/12/2010
Cost:
520,000.00
Offering Purchase:
0.1040%
Broker :
Morgan Stanley
Underwriting Syndicate Members:
Morgan Stanley
Wells Fargo Securities
Bank of America Merill Lynch

Fund:
High Income Fund
Security:
JARDEN CORP
Advisor:
EIMCO
Transaction Date:
1/14/2010
Cost:
290000
Offering Purchase:
0.1055%
Broker :
Deutsche Bank
Underwriting Syndicate Members:
Wells Fargo
Goldman Sachs

Fund:
High Income Fund
Security:
QVC INC
Advisor:
EIMCO
Transaction Date:
3/17/2010
Cost:
825000
Offering Purchase:
0.1650%
Broker :
JP Morgan
Underwriting Syndicate Members:
JP Morgan
Barclays Capital
Wells Fargo Securities

Fund:
High Income Fund
Security:
Ball
Advisor:
EIMCO
Transaction Date:
3/17/2010
Cost:
560000
Offering Purchase:
0.1120%
Broker :
Deutsche Bank
Deutsche Bank
Bank of America Merill Lynch
Wells Fargo Securities

High Income Fund
CONSOL CNX8 2017
EIMCO
3/26/2010
1020000
0.0816%
Bank of America
Bank of America Merill Lynch

High Income Fund
CONSOL CNX8 2020
EIMCO
3/26/2010
2530000
0.1687%
Bank of America

High Income Fund
LBI Escrow
EIMCO
3/24/2010
1855000
0.0824%
Bank of America

High Income Fund
Linn Energy LLC
EIMCO
3/30/2010
545000
0.0419%
RBC
RBC

High Income Fund
Wyle Services
EIMCO
3/23/2010
1265000
0.0723%
JP Morgan Securities

High Income Fund
Parker Drilling
EIMCO
3/11/2010
520000
0.1733%
Bank of America

High Income Fund
Building Materials
EIMCO
3/10/2010
280000
0.0862%
Deutsche

High Income Fund
SUBURBAN PROPANE
EIMCO
3/10/2010
280000
0.1120%
Bank of America

High Income Fund
Cincinatti Bell
EIMCO
3/10/2010
760000
0.1216%
Bank of America

High Income Fund
AVIS BUDGET CAR
EIMCO
3/5/2010
385000
0.0856%
Bank of America

High Income Fund
MGM MIRAGE
EIMCO
3/9/2010
760000
0.0899%
Bank of America